PROPERTY AND EQUIPMENT, NET	12 Months Ended
Dec. 31, 2012
PROPERTY AND EQUIPMENT, NET
PROPERTY AND EQUIPMENT, NET

8. PROPERTY AND EQUIPMENT, NET

        Property and equipment, net, consisted of the following (in RMB thousands):

	December 31,
	2011	2012
Computers and software	42,586	41,250
Furniture, fixtures and equipment	28,729	26,653
Vehicles	6,928	6,124
Leasehold improvements	51,271	45,331

	129,514	119,358
Less: accumulated depreciation and amortization	(67,001)	(78,526)

Property and equipment, net	62,513	40,832

        For the years ended December 31, 2010 , 2011 and 2012, depreciation and amortization expenses for property and equipment amounted to RMB20.9 million, RMB29.9 million and RMB22.7 million, respectively.

        The Group assessed the recoverability of the property and equipment by comparing the carrying value of the property and equipment to the estimated undiscounted future cash flows expected to result from the use of the assets and their eventual disposition. Where the fair value is lower than the carrying value, an impairment loss is recognized in the statements of operations for the difference between the fair value, using the expected future discounted cash flows, and the carrying value of the assets. No impairment of long-lived assets was recognized for the years ended December 31, 2010, 2011 and 2012.